UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005
                                                          --------------

                           JoS.A.Bank Clothiers, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                  0-23874                 36-3189198
   (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)           File Number)          Identification No.)



                  500 Hanover Pike
                 Hampstead, Maryland                                21074
      ----------------------------------------                   ----------
      (Address of principal executive offices)                   (Zip Code)




        Registrant's telephone number, including area code (410) 239-2700
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On April 11, 2005, JoS. A. Bank Clothiers, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced, among other things, Robert N. Wildrick, its President and Chief Executive Officer, and other members of its senior management team and Board of Directors, will open The NASDAQ Stock Market on Tuesday, April 12, 2005 at 9:30 a.m. EDT. A copy of the Press Release is attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 11, 2005



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JoS. A. Bank
                                          Clothiers, Inc.
                                          (Registrant)

                                          By:   /s/ Robert N. Wildrick
                                           ------------------------------------
                                          Robert N. Wildrick
                                          Chief Executive Officer and Director



Dated:  April 11, 2005

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                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated April 11, 2005


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